Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25BK

SIXTY-EIGHTH AMENDMENT

TO THE

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This SIXTY-EIGHTH AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”). The effective date of this Amendment is the date last signed below (the "Effective Date").  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement (CSG document No. 2298875) dated February 9, 2009, as amended (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following:

1.    Customer desires and CSG agrees to provide Customer with access to the CSG Workforce Express® enterprise interface (the “WFX Enterprise Interface”) which will support specific Customer transactions that will be identified and more fully described in the mutually agreed upon Statement of Work under CSG document no. 4104342 (the "WFX Enterprise Interface SOW") .

2.    Upon execution of this Amendment and pursuant to the terms and conditions of the Agreement, Schedule F, CSG Licensed Products, Section III. CSG Workforce Express® (WFX), shall be amended to add a new subsection D to include the fees set forth below for the WFX Enterprise Interface described in this Amendment.

D.  Workforce Express Enterprise Interface

Description of Item/Unit of Measure	Frequency	Fee
1.WFX Enterprise Interface implementation and integration to Customer's ********** and **** environments (Note 1)	*** *******	*****
2.******* WFX Enterprise Interface Maintenance and Support Fee per each ********* ******* WFX transaction volume (per WFX transaction) (Note 2) (Note 3)(Note 4)	*******	$********

Note 1: WFX Enterprise Interface implementation and integration services and the associated fees will be pursuant to the WFX Enterprise Interface SOW for the WFX Interface transactions identified in the WFX Enterprise Interface SOW.

Note 2: The ******* WFX Enterprise Interface Maintenance and Support Fee is intended to be incremental.  For example, if Customer had ********* WFX transaction volume in the ******* ******* *****, the ******* WFX Enterprise Interface Maintenance and Support Fee for all ********* would be $********; if Customer had ********* WFX transaction volume in the ******* ******* *****, the ******* WFX Enterprise Interface Maintenance and Support Fee for all ********* would be $********.

Note 3:  The ******* WFX Enterprise Interface Maintenance and Support Fee shall apply to WFX Enterprise Interface transactions in Customer's ********** and **** environments.

Note 4.  The ******* WFX Enterprise Interface Maintenance and Support Fee, referenced above, will be subject to the ****** adjustment to fees, pursuant to Section 5.3 of the Agreement.

[Signature Page Follows]

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Peter E. Kalan
Name: Mike Ciszek	Name: Peter E. Kalan
Title: VP, Billing & Collections	Title: President & CEO
Date: 3/17/15	Date: 3/18/15